omniQ

COMPANY OVERVIEW

OTCQB: OMQS

MAY 2020

SAFE HARBOR

This presentation is neither an offer to sell nor a solicitation of offers to purchase securities. This presentation is the confidential intellectual property of OMNIQ Corp. and its subsidiaries (together, “OMNIQ”). Any use or redistribution of this document or its contents without the express written consent of OMNIQ is prohibited.

This presentation contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may”, “would”, “will”, “expect”, “estimate”, “can”, “believe”, “potential”, “target”, “outlook”, “plan”, “objectives” and similar expressions and variations are intended to identify forward-looking statements. Those statements appear in a number of places in the presentation and include statements regarding the intent, belief or current expectations of OMNIQ, its directors or its officers with respect to, among other things: (i) trends affecting OMNIQ’s financial condition or results of operations; (ii) OMNIQ's financing plans; and (iii) OMNIQ’s financial targets and plans; and (iv) OMNIQ's business and growth strategies, among other things.

Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. You are cautioned not to place undue reliance on these forward-looking statements, which reflect OMNIQ's management’s view only as of the date of this presentation. OMNIQ undertakes no obligation to publicly update or revise and forward-looking statements, whether as a result of new information, future events, or otherwise, unless otherwise required by law.

COMPANY SNAPSHOT

AI-Machine Vision
System Integrator & Trusted Partner

HQ: Salt Lake City, UT
R&D: USA, Israel, Sri Lanka, Ukraine

Solid 2019 Performance:
Revenue: $57M
Positive EBITDA

Total Shares Outstanding: 4.1M

omniQ

INVESTMENT OPPORTUNITY

1 LEADERS IN INNOVATION	AI-Machine Vision Technology enables customers to detect, identify, adopt and respond in real-time; innovative solutions provide opportunity for significantly higher margins and revenue growth
2 ATTRACTIVE VALUATION	Attractive valuation compared to peers
3 FORTUNE 500 CUSTOMERS	Established Fortune 500 customer base provides consistency and new opportunities as partners transition to automated technologies
4 POSITIONED FOR GROWTH	State-of-the-art solutions to drive automation and contactless supply chain operations; AI-Machine vision is revolutionizing Safe City/Safe Campus and Parking Industries

LEVERAGING TECHNOLOGY



Light sensor

Light source

A1234567890A

Output of barcode data
Works only on specific labels



Lens

IR/light enhancer


Ford
California
7TYP290
dmv.ca.gov
DOT XX 5Y X00 2613

- IDs “real life” data
- Machine learning improves accuracy
- Effective for everything from barcode scanning to production inspection to license plate recognition

Implementing Our Strategy



Big Data
AI-Based Image Processing
Software for Supply Chain Applications (Route Edge)
Mobile Cloud Analytics
Industrial Internet of Things (IIoT) and RFID Solutions
Infrastructure, Networking, Security & Management
Hardware Supplies & Accessories
Margins
Legacy Offerings
Proprietary New Offerings
Future

TRUSTED PARTNERS

45% of revenue contributed from Food & Drug industries; Contactless capability is important competitive feature

AI-MACHINE VISION

omniQ
VISION







Market Potential

$5BN

Supply Chain Applications

$20BN

Access Controls, Safe & Smart cities





ADDRESSABLE MARKETS

Supply Chain

Supply Chain Mobility



Warehouse Management:

$2B *(current)*	$5.7BB *(by 2025)*[1]

Yard Management:

$3B *(current)*	$7.6B *(by 2025)*[2]

Smart City

Parking Automation


STOP

Automation in Parking:

$3.4B *(current)*	$5.15B[3] *(by 2023)*

Public Safety



Border Control:

$600M *(current)*	$2B[4] *(by 2026)*

Access Control:

$2.7B *(current)*	$12.1B[5] *(by 2024)*

Safe City



Safe/Smart City:

$16.2B *(current)*	$29.6B[6] *(by 2022)*

Safe School &Religious Facilities:

$16.2B *(current)*	$29.6B[7] *(by 2022)*

1: Grand View Research: WMS Markey Size Worth $5.72 Billion by 2025 I CAGR: 16.3% (April 2018)
2: Global Dock Yard Management Systems Market: Technological Advancements to Steer Uptake of Dock & Yard Management Systems- Transparency Market Research (December 22, 2017)
3: MarketsandMarkets: Parking Management by Solution (Parking Guidance, Reservation Management, Permit, Enforcement, PARC, Security & Surveillance, Analytics), Service Deployment Type, Parking (Off-Street and On-Street), and Region – Global Forecast to June 2013 (June 2018)
4: Global Automated Border Control Market Size, Market Share, Application Analysis, Regional Outlook, Growth Trends, Key Players, Competitive Strategies & Forecasts, 2018-2026(July 2018I
5: MarketsandMarkets: Access Control Market by Companent (Hardware Card-Based Readers, Biometric Readers, Electronic Locks, Controllers, and Software) , Service (Installation, Maintenance, & ACaaS), Vertical, and Geography (February 2019)
6: HIS Markit: The Safe City: Assessing Opportunities and Challenges in a budding Security Concept (December 12, 2018)
7: HIS Markit: School Security Systems Industry – U.S. Market Overview (February 26, 2018)

CAPTURE
IDENTIFY
ANALYZE
DISTRIBUTE


AJA6 CDEF





AI-MACHINE VISION: HEIGHTENED CAPABILITIES:

Neural Networks, Machine Vision, Real-time, M2M, Connected solution


Camera picks up and records the maker of the car
Our sensor identifies the color of the vehicle
KN65 GEY
System reads the car's license plate even in motion

AI-Machine Vision Captures & Identifies Vehicle Information & Cross-References with Law Enforcement and Security Databases


NYPD


localhost/#/live
Live View
Search
Rules
Reports
Status
KENTUCKY AUTOMATED TRUCK SCREENING
Data We Captured
Lic. Plate:
DOT:
KYU#:
Weight: 59700
Overview
Data We Screened
Additional Data
Images
28A P8P
USDOT 08177
KYU 080191

ANALYZE AND DISTRIBUTE


QUEST
Grandview Campus Ac
Dashboard
User
Permits
Citations
Invoice
Cashier
Vehicle
Fleet
Black-List
Inventory
First Name starts with
Select records where all of the following apply
First Name starts with [enter value]
[Add new condition]
Apply
Clear
Print
Mode
Lot
Images
Status


Request(images, location...)
Response (LPR data)
Request(images, location...)
Response (LPR data)
SeeCloud
Request(images, location...)

AI-MACHINE VISION ENABLES ACTION


CAPTURE REVENUE


Panasonic
CAPTURE OFFENDERS


Parking innovation


QUEST
Grandview Campu
Smart & safe cities and schools
Dashboard
User
Permits
Citations
Invoice
Cashier
Vehicle
Fleet
Black-List
Inventory
First Name starts with
Select records where all of the following apply
First Name starts with [enter value]
[Add new condition]
Apply
Clear
Mary
Use for dashboard
Print
Mode
Lot
Images
Status
Reason
QUES...
SHAI001
Lane 1
Entry
115
LanePro
Grand... Pickup Line
12/10/... 9:10 AM
12/10/... 8:35 AM
66:198·75
ValidPermit, Registered
InvalidLot, Registered, ValidPermit
Registered, InvalidLot, ValidPermit
DONNY AND MARY PERENT'S FATHER
Carpool1


Border control

ACCESS CONTROL, SAFE & SMART CITIES

SUPPLY CHAIN PRODUCTS

High margin
“White Label” tech



Our IP Technology


DOT AP4A01KX4018
Time: 12/9/2019 8:30:12 AM
TIN: AP4A01KX4018
Date Code: 4018

Legacy technologies





FINANCIAL PERFORMANCE

	Year Ended Dec. 31, 2020	Year Ended Dec 31, 2019	1Q Ended March 31, 2020	4Q Ended Dec. 31, 2019	1Q Ended March 31, 2019
REVENUE	$57.2	$56.2	$13.8	$11.4	$18.6
GROSS PROFIT	$14.0	$43.1	$3.04	$2.3	$4.6
OPERATING EXPENSES	$16.9	$16.1	$5.2	$4.3	$4.5
NET INCOME	$(5.5)	$0.5	$(2.9)	$(2.8)	$(0.6)
ADJUSTED EBITDA	$1.2	$2.1	$(0.8)	$(1.1)	$1.1

	3.31.2020
CASH & CASH EQUIVALENTS	$3.3M
NOL	$25M

COMPARABLE VALUATION (APRIL 29, 2020)

	SYMBOL	REV	NET PROFIT	EBITDA	MARKET CAP	EV	P/REV	P/E
COGNEX	CGNX	$719M	$191M	$159M	$8.25B	$7.4B	$11.5	41
MANHATTAN ASSOCIATES	MANH	$623M	$87M	$120M	$3.7B	$3.64B	$6	43
ZEBRA	ZBRA	$4.5B	544M	$900M	$10.7B	$12B	$2.45	20
REKOR	REKR	$19M	$(15M)	$(5.6M)	$75M	$75M	$3.4	-
OMNIQ	**OMQS**	**$57M**	**$(5.3M)**	**$0.8M**	**$20M**	**$25M**	**$0.34**	**-**

POTENTIAL VALUE CALCULATION (BASED ON COMPARABLES)

		OMQS	OMQS
Comparable Ratio	Price/Revenue	Theoretical Market Cap	Theoretical Price Per Share
Lowest P/Rev	3.4x	$194M	$47
Higher P/Rev	11.5x	$656M	$160
Average P/Rev	6.65x	$379M	$92
At 1x Revenue		$57M	$14

INVESTMENT OPPORTUNITY

1 LEADERS IN INNOVATION	AI-Machine Vision Technology enables customers to detect, identify, adopt and respond in real-time. Innovative solutions provide opportunity for significantly higher margins and revenue growth
2 ATTRACTIVE VALUATION	Attractive valuation compared to peers
3 FORTUNE 500 CUSTOMERS	Established Fortune 500 customer base provides consistency and new opportunities as partners transition to automated technologies
4 POSITIONED FOR GROWTH	State-of-the-art solutions to drive automation and contactless supply chain operations; AI-Machine vision is revolutionizing Safe City/Safe Campus and Parking Industries

omniQ

THANK YOU

INVESTOR CONTACT

John Nesbett/Jen Belodeau
IMS Investor Relations
203.972.9200
jnesbett@institutionalms.com

APPENDIX



RECONCILIATION TABLES

(In thousands) Adjusted EBITDA Calculation	Year ended December 31, 2019	Year ended December 31, 2018
Net loss	(5,456)	(5,222)
Depreciation & amortization	2,154	1,841
Interest expense	2,555	1,570
Income taxes	14	(505)
Stock compensation	1,267	2,146
Gain on cancellation of insurance	-	(150)
Loss on forgiveness of debt	-	1,264
Nonrecurring loss events	288	-
Litigation related expenses	355	-
Nonrecurring financing-related costs	-	1,205
Adjusted EBITDA	1,177	2,149
Total revenues, net	57,199	56,202
Adjusted EBITDA as a % of total revenues, net	2.06%	3.82%

(In thousands) Adjusted EBITDA Calculation	Three months ended March 31, 2020	Three months ended March 31, 2019
Net loss	(2,873)	(635)
Depreciation & amortization	548	543
Interest expense	795	684
Stock compensation	544	323
Nonrecurring costs and loss events	153	190
Adjusted EBITDA	(833)	1,105
Total revenues, net	13,799	18,620
Adjusted EBITDA as a % of total revenues, net	(6.04%)	5.93%

LEVERAGING TECHNOLOGY

Legacy Technology


9:01




10:00

Our Technology & Software


HTS




TUCKY AUTOMATED TRUCK SCREENING
28A P8P
USDOT 08177
KYU 080191

We acquired a leading <u>**machine vision AI company**</u> to transform from a systems integrator to a provider of <u>**proprietary**</u> solutions